Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

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                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)

              New York                                            13-4994650
        (State of incorporation                               (I.R.S. employer
        if not a national bank)                              identification No.)

           270 Park Avenue
         New York, New York                                        10017
(Address of principal executive offices)                         (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)

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                               Omnicom Group Inc.
               (Exact name of obligor as specified in its charter)

            New York                                              13-1514814
 (State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification No.)

           437 Madison Avenue
         New York, N.Y.  10022                                      10022
(Address of principal executive offices)                          (Zip Code)

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                                 Debt Securities
                       (Title of the indenture securities)

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                                     GENERAL

Item 1. General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

        New York State Banking Department, State House, Albany, New York 12110.

        Board of  Governors of the Federal  Reserve  System,  Washington,  D.C.,
        20551

        Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

        Federal Deposit Insurance Corporation, Washington, D.C., 20429.

     (b) Whether it is authorized to exercise corporate trust powers.

        Yes.

Item 2. Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.


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Item 16.   List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     2. A copy of the  Certificate  of  Authority  of the  Trustee  to  Commence
Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     5. Not applicable.

     6. The  consent of the Trustee  required by Section  321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 10th day of January, 1997.

                                                 THE CHASE MANHATTAN BANK


                                                 By /s/Glenn G. McKeever
                                                   -----------------------------
                                                       Glenn G. McKeever
                                                       Senior Trust Officer


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                              Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

           at the close of business September 30, 1996, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                  Dollar Amounts
                     ASSETS                                         in Millions


Cash and balances due from depository institutions:
  Noninterest-bearing balances and
  currency and coin ........................................            $ 11,095
  Interest-bearing balances ................................               4,998

Securities:
Held to maturity securities ................................               3,231
Available for sale securities ..............................              38,078

Federal Funds sold and securities purchased under
  agreements to resell in domestic offices of the
  bank and of its Edge and Agreement subsidiaries,
  and in IBF's:
  Federal funds sold .......................................               8,018
  Securities purchased under agreements to resell ..........                 731
Loans and lease financing receivables:
  Loans and leases, net of unearned income .................   $130,513
  Less: Allowance for loan and lease losses ................      2,938
  Less: Allocated transfer risk reserve ....................         27
                                                               --------
  Loans and leases, net of unearned income,
    allowance, and reserve .................................             127,548
Trading Assets .............................................              48,576
Premises and fixed assets (including capitalized
leases) ....................................................               2,850
Other real estate owned ....................................                 300
Investments in unconsolidated subsidiaries and
  associated companies .....................................                  92
Customer's liability to this bank on acceptances
  outstanding ..............................................               2,777
Intangible assets ..........................................               1,361
Other assets ...............................................              12,204
                                                                        --------
TOTAL ASSETS ...............................................            $261,859
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                                   LIABILITIES

Deposits
  In domestic offices ..................................              $  80,163
  Noninterest-bearing ..................................  $  30,596
  Interest-bearing .....................................     49,567
  In foreign offices, Edge and Agreement subsidiaries,
     and IBF's .........................................                 65,173
  Noninterest-bearing ..................................  $   3,616
  Interest-bearing .....................................     61,557

Federal funds  purchased and securities
  sold under  agreements to repurchase in
  domestic offices of the bank and
  of its Edge and Agreement subsidiaries, and in IBF's
  Federal funds purchased ..............................                 14,594
  Securities sold under agreements to repurchase .......                 14,110
Demand notes issued to the U.S. Treasury ...............                  2,200
Trading liabilities ....................................                 30,136
Other Borrowed money:
  With a remaining maturity of one year or less ........                 16,895
With a remaining maturity of more than one year ........                    449
Mortgage indebtedness and obligations under
  capitalized leases ...................................                     49
Bank's liability on acceptances executed and outstanding                  2,764
Subordinated notes and debentures ......................                  5,471
Other liabilities ......................................                 13,997

TOTAL LIABILITIES ......................................                246,001

Limited-Life Preferred stock and related surplus .......                    550

                                 EQUITY CAPITAL

Common stock ...........................................                  1,209
Surplus ................................................                 10,176
Undivided profits and capital reserves .................                  4,385
Net unrealized holding gains (Losses)
on available-for-sale securities .......................                   (481)
Cumulative foreign currency translation adjustments ....                     19

TOTAL EQUITY CAPITAL ...................................                 15,308
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TOTAL LIABILITIES, LIMITED-LIFE PREFERRED
  STOCK AND EQUITY CAPITAL .............................              $ 261,859
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I, Joseph L. Sclafani,  S.V.P. & Controller of the  above-named  bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


                                    WALTER V. SHIPLEY       )
                                    EDWARD D. MILLER        )      DIRECTORS
                                    THOMAS G. LABRECQUE     )

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